Exhibit 32

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006 (the "Report") by Scanner Technologies Corporation ("Registrant"), I, Elwin M. Beaty, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


                                             By: /s/ Elwin M. Beaty
                                                 -------------------------------
          Dated: August 10, 2006                 Elwin M. Beaty
                                                 Chief Executive Officer and
                                                 Chief Financial Officer